FSF Financial Corp.         Contact: Donald A. Glas, Chief Executive Officer
                                     (320) 234-4501
                                     George B. Loban, President
                                     (651) 480-6020
                                     Richard H. Burgart, Chief Financial Officer
                                     (320) 234-4536


                              For Immediate Release
                                January 20, 2004

                   FSF Financial Corp. Announces Dividend and
               Operating Results For First Quarter of Fiscal 2004

          Hutchinson, Minnesota (NASDAQ - "FFHH") - FSF Financial Corp. (FSF) today announced net income of $1,180,000 for the first quarter ended December 31, 2003, versus $1,696,000 for the same period in 2002. Diluted earnings per share for the quarter were $0.48, a decrease of $0.25 from the first quarter last year. The Company also announced a dividend of $0.35, an increase of $0.05, to shareholders of record on January 30, 2004, payable on February 16, 2004.

          "Net income for the first quarter of fiscal 2004 represents a decrease of 30.4% over the same period last year," noted FSF Financial Corp.'s Co-Chairman and Chief Executive Officer, Donald A. Glas. "The high levels of refinancing, coupled with prepayments on mortgage-backed securities have increased liquidity for many financial institutions. Even though the refinancing activity has been reduced with the current economic slowdown, our liquidity level continues to be higher than we would like it to be. With the current levels of interest rates and the expectation of interest rates increasing, we remain cautious about reinvestment alternatives. We reduced interest-bearing deposits and Federal Home Loan Bank Advances, primarily during the month of December, and anticipate these actions should have a positive impact on our margin going forward. We continue developing and refining our construction lending process. The gain on sale of modified construction loans decreased about 10% while the gain on sale of other real estate mortgages decreased by more than 43%." added Mr. Glas.

         FSF Financial Corp., a financial services company, has four affiliated companies. First Federal Bank is a federally chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has thirteen offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights
(2), Litchfield, St Cloud, Waconia, Waite Park and Winthrop, Minnesota. The Federal Deposit Insurance Corporation federally insures the Bank's deposits. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Homeowners Mortgage Corporation operates from offices in Vadnais Heights and Hastings, Minnesota. Firstate Investments provide non-insured financial products in three locations. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency with two locations.

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   At             At
                                                              December 31,   September 30,
                                                                  2003           2003
                                                          -----------------------------------
                                                            (in thousands, except share data)
                                    ASSETS
                                    ------
Cash and cash equivalents:
     Cash                                                         $   3,206    $   3,556
     Interest-bearing deposits                                       56,383       77,045
                                                                  ----------------------
          Total cash and cash equivalents                            59,589       80,601

Securities available for sale, at fair value:
     Equity securities                                               11,996       12,009
     Mortgage-backed and related securities                          35,107       29,923
     Debt securities                                                 12,650       12,178
Restricted stock                                                      4,402        4,797
Loans held-for-sale                                                  14,209       17,122
Loans receivable, net                                               356,109      358,708
Foreclosed real estate                                                1,005        1,152
Accrued interest receivable                                           3,977        3,960
Premises and equipment                                                6,357        6,331
Goodwill                                                              3,883        3,883
Identifiable intangibles                                                979        1,014
Investment in life insurance                                          8,475        8,388
Other assets                                                          1,368        1,086
                                                                  ----------------------
          Total assets                                            $ 520,106    $ 541,152
                                                                  ======================

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
Liabilities:
     Demand deposits                                              $  76,033    $  69,684
     Savings accounts                                                83,356       86,666
     Certificates of deposit                                        225,450      234,665
                                                                  ----------------------
          Total deposits                                            384,839      391,015

     Federal Home Loan Bank borrowings                               78,000       93,000
     Advances from borrowers for taxes and insurance                    123          233
     Other liabilities                                                4,842        5,717
                                                                  ----------------------
          Total liabilities                                         467,804      489,965

Stockholders' equity:
     Serial preferred stock, no par value 5,000,000 shares
       authorized, no shares issued                                       -            -
     Common stock, $.10 par value 10,000,000 shares authorized,
       4,501,277 and 4,501,277 shares issued                            450          450
     Additional paid in capital                                      44,138       43,925
     Retained earnings, substantially restricted                     39,105       38,643
     Treasury stock at cost (2,119,879 and 2,156,540 shares)        (30,978)     (31,444)
     Unearned ESOP shares at cost (-0- and 7,643 shares)                  -          (76)
     Unearned MSP stock grants at cost                                 (481)        (484)
     Accumulated other comprehensive income                              68          173
                                                                  ----------------------
          Total stockholders' equity                                 52,302       51,187
                                                                  ----------------------
          Total liabilities and stockholders' equity              $ 520,106    $ 541,152
                                                                  ======================


                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)

                                                                   At             At
                                                              December 31,   September 30,
                                                                  2003           2003
                                                          -----------------------------------
         Other Financial Condition Data:
              Tangible Net Worth (1)                          $47,440           $46,290
              Stockholder's equity to total assets             10.06%             9.46%
              Book value per share                             $22.35            $22.30
              Tangible book value per share (1)                $20.28            $20.17
              Non-performing assets:
                   Non-accrual loans                           $7,211            $6,039
                   Real estate owned                           $1,005            $1,152
                                                              --------------------------
                        Total non-performing assets            $8,216            $7,191
                                                              ==========================

(1) Tangible net worth is total stockholders' equity less goodwill and other intangible assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                                  Three Months
                                                               Ended December 31,
                                                               ------------------
                                                                  2003    2002
                                                               ------------------
                                                      (in thousands, except per share data)

Interest income:
     Loans receivable                                           $6,851    $8,225
     Mortgage-backed and related securities                        363       495
     Investment securities                                         366       215
                                                                ----------------
          Total interest income                                  7,580     8,935
Interest expense:
     Deposits                                                    1,879     2,696
     Borrowed funds                                              1,229     1,323
                                                                ----------------
          Total interest expense                                 3,108     4,019
                                                                ----------------
          Net interest income                                    4,472     4,916

     Provision for loan losses                                     259       288
                                                                ----------------
          Net interest income after provision for loan losses    4,213     4,628
                                                                ----------------
Noninterest income:
     Gain on sale of construction loans                            303       337
     Gain on sale of other loans- net                              449       789
     Other service charges and fees                                364       421
     Service charges on deposit accounts                           661       614
     Commission income                                             294       278
     Other                                                         104        57
                                                                ----------------
          Total noninterest income                               2,175     2,496
                                                                ----------------
Noninterest expense:
     Compensation and benefits                                   2,757     2,778
     Occupancy and equipment                                       472       392
     Data processing                                               248       234
     Professional fees                                             142       140
     Other                                                         820       794
                                                                ----------------
          Total noninterest expense                              4,439     4,338
                                                                ----------------
          Income before provision for income taxes               1,949     2,786

Income tax expense                                                 769     1,090
                                                                ----------------
          Net income                                            $1,180    $1,696
                                                                ================

Basic earnings per share                                        $ 0.51    $ 0.77
Diluted earnings per share                                      $ 0.48    $ 0.73
Cash dividend declared per common share                         $ 0.35    $ 0.30

Comprehensive income                                            $1,075    $2,406
                                                                ================


Weighted average number of shares outstanding                    2,310     2,214
Financial ratios (annualized):
     Return on average assets                                     0.88%     1.25%
     Return on average equity                                     9.12%    14.44%
     Net interest margin                                          3.53%     3.84%

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                              Three Months Ended December 31,
                                         ---------------------------------------------------------------------------
                                               2003                                  2002
                                         ---------------------------------------------------------------------------
                                                                   Interest                              Interest
                                             Average               Yields &        Average               Yields &
                                             Balance    Interest  Rates (1)        Balance    Interest   Rates (1)
                                         ---------------------------------------------------------------------------
                                                                   (dollars in thousands)
Assets:
     Construction loans                     $ 164,940   $ 3,286       7.97 %      $ 156,467   $ 3,260        8.33 %
     Other loans receivable (2)               206,220     3,565       6.91          265,093     4,965        7.49
     Mortgage-backed securities                32,530       363       4.46           47,669       495        4.15
     Investment securities (3)                102,470       366       1.43           42,221       215        2.04
                                         -----------------------               -----------------------
          Total interest-earning assets       506,160     7,580       5.99          511,450     8,935        6.99
                                                      ---------------------                 ----------------------
          Other assets                         30,207                                29,768
                                         -------------                         -------------
Total assets                                $ 536,367                             $ 541,218
                                         =============                         =============

Liabilities:
     Interest-bearing deposits              $ 388,623   $ 1,879       1.93 %      $ 391,741   $ 2,696        2.75 %
     Borrowings                                90,228     1,229       5.45           95,772     1,323        5.53
                                         -----------------------               -----------------------
          Total interest-bearing
            liabilities                       478,851     3,108       2.60          487,513     4,019        3.30
                                                        ---------------------                 ----------------------
     Other liabilities                          5,771                                 6,726
                                         -------------                         -------------
          Total liabilities                   484,622                               494,239
Stockholders' equity                           51,745                                46,979
                                         -------------                         -------------

Total liabilities and stockholders'
  equity                                    $ 536,367                             $ 541,218
                                         =============                         =============

Net interest income                                     $ 4,472                               $ 4,916
                                                      ==========                            ==========
Net spread (4)                                                        3.39 %                                 3.69 %
Net margin (5)                                                        3.53 %                                 3.84 %
Ratio of average interest-earning assets
  to average interest-bearing                 1.06X                                 1.05X
liabilities

1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.